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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


          Date of Report                                          May 30, 1997
(Date of earliest event reported)                                (May 28, 1997)




                             SUSA PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)


          Tennessee                    333-3344                 62-1554135
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



                         10440 Little Patuxent Parkway,
                                   Suite 1100,
                            Columbia, Maryland 21044
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (410) 730-9500


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Item 5.  Other Events

         Registrant has entered into an Underwriting Agreement with Goldman, Sachs & Co. in connection with the issuance of $100 million aggregate principal amount of 8.20% Notes due June 1, 2017 (the "Notes") pursuant to Registrant's Prospectus Supplement dated as of May 29, 1997, to a Prospectus dated February 26, 1997, included as part the Registration Statement on Form S-3 (No. 333-21991) filed with the Commission on February 19, 1997. The Underwriting Agreement is attached hereto as Exhibit 1.



Item 7.  Financial Statements, ProForma Financial Information and Exhibits

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit              Description
         -------              -----------

         1 Underwriting Agreement and related Pricing Agreement, dated May 29, 1997, between Registrant, SUSA Partnership, L.P. and Goldman, Sachs & Co.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SUSA PARTNERSHIP, L.P.
                                       by STORAGE USA, Inc., General Partner



Date:  May 30, 1997                    By: /s/ Christopher P. Marr
                                          ------------------------------
                                           Christopher P. Marr
                                           Senior Vice President - Finance and
                                           Accounting




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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

1                 Underwriting Agreement between Registrant, SUSA
                  Partnership, L.P. and Goldman, Sachs & Co., dated May 29, 1997.




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